UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 3, 2026

Date of Report (Date of earliest event reported)

Quipt Home Medical Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-40413	N/A
(Commission File Number)	(IRS Employer Identification No.)

1019 Town Drive
Wilder, Kentucky	41076
(Address of principal executive offices)	(Zip Code)

(859) 878-2220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without Par Value	QIPT	The Nasdaq Capital Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 3, 2026, Quipt Home Medical Corp. (“Quipt”) convened a special meeting (the “Meeting”) of the holders of common shares (the “Shares”) of Quipt (collectively, the “Shareholders”) to vote on a proposal to consider, pursuant to an interim order of the Supreme Court of British Columbia, dated as of January 23, 2026, and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), approving an arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) pursuant to the arrangement agreement, dated as of December 14, 2025, by and among Quipt, 1567208 B.C. Ltd., and REM Aggregator, LLC. The Arrangement Resolution is described in more detail in the definitive management information circular and proxy statement filed with the Securities and Exchange Commission by Quipt on February 4, 2026.

As of the close of business on January 22, 2026, the record date of the Meeting, there were 44,329,972 Shares issued and outstanding and entitled to vote. A total 29,672,136 Shares were voted at the Meeting, representing approximately 66.93% of the issued and outstanding Shares as of the record date.

The number of votes cast for and against the Arrangement Resolution is set out below. There were no recorded abstentions or broker non-votes with respect to the Arrangement Resolution. Set forth below are the results of the Meeting:

The Arrangement Resolution

The Arrangement Resolution was approved, receiving the affirmative vote of approximately (i) 98.9% of the votes cast by Shareholders, present in person or represented by proxy at the Meeting, and (ii) 98.7% of the votes cast by Shareholders, present in person or represented by proxy and entitled to vote at the Meeting, after excluding the votes cast by the Shareholders whose votes are required to be excluded under Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions. In respect of the preceding two clauses, votes were received as follows:

(i)

Votes For	% Votes For	Votes Against	% Votes Against
28,737,677	98.9%	319,623	1.1%

(ii)

Votes For	% Votes For	Votes Against	% Votes Against
23,929,010	98.68%	319,623	1.32%

Item 8.01. Other Events

On March 3, 2026, Quipt issued a press release containing information about the voting results of the Meeting. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release issued by Quipt Home Medical Corp. on March 3, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quipt Home Medical Corp.

Date:	March 3, 2026	By:	/s/ Hardik Mehta
Hardik Mehta
Chief Financial Officer